Results for the Year (Tables)	6 Months Ended
Jun. 30, 2022
Disclosure of terms and conditions of share-based payment arrangement [line items]
Schedule of net income (loss) per share attributable to ordinary shareholders

	Six-Month Period Ended June 30,
	2022	2021
	USD	USD
Net income (loss) attributable to ordinary shareholders of the Company used for computing basic and diluted per share amounts	294	(1,032)

Weighted average number of ordinary shares used for basic per share amounts	99,019	97,263
Dilutive effect of outstanding options, warrants and deferred shares	2,445	—
Weighted average number of ordinary shares used for diluted per share amounts	101,464	97,263

Net income (loss) per share basic	0.00	(0.01)
Net income (loss) per share diluted	0.00	(0.01)

Amounts within the table above are in `000 except per share amounts